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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ________________

                                    FORM 8-K
                                ________________



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 14, 2005
                        (Date of earliest event reported)





                               GMX RESOURCES INC.
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             (Exact name of registrant as specified in its charter)



                         (Commission File No. 000-32325)



             OKLAHOMA                                           73-1534474
   ----------------------------                              ----------------
   (State or other jurisdiction                              (I.R.S. Employer
         of incorporation)                                  Identification No.)



          ONE BENHAM PLACE
   9400 NORTH BROADWAY, SUITE 600
       OKLAHOMA CITY, OKLAHOMA                                     73114
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:           (405) 600-0711





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            See Item 3.02 below for a description of a Securities Purchase Agreement and Registration Agreement between the Company and a group of Investors relating to a private placement of Common Stock



ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

            On July 14, 2005, the Company entered into a securities purchase agreement with a group of institutional investors (the "Investors"), pursuant to which the Company will issue 1,600,000 shares (the "Shares") of its Common Stock, par value $0.001 per share, to the Investors in exchange for $13.50 per share, or a total of $21,600,000 in cash before transaction expenses. The Shares have not been registered under the Securities Act of 1933 or any applicable state securities laws in reliance on the exemption provided by Rule 506 under Regulation D under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. There was no general solicitation involved in the offer and sale of the Shares exclusively to accredited investors as defined under Regulation D. The Company intends to use the proceeds from the sale of the Shares for drilling and development of its East Texas properties. The Company will also pay a commission out of such proceeds to registered broker-dealers which acted as a placement agents.

            The Company has agreed to register the Shares under the Securities Act of 1933 on Form S-3 (or other applicable form) as soon as practicable following their issuance to permit the sale of the Shares from time to time in non-underwritten transactions. The Company has agreed to use its best efforts to cause such registration statement to become effective as soon as practicable and to maintain the effectiveness of such registration statement for at least two years or until the distribution is completed.

            A copy of the press release announcing the completion of the private placement is filed as an Exhibit to this report pursuant to Rule 135c under the Securities Act of 1933. The foregoing statements are qualified in their entirety by the provisions of the form of Securities Purchase Agreement and the Registration Agreement, each of which is filed as an exhibit to this report.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibits are included with this report:

Exhibit No.       Description
-----------       -----------

10.1 Form of Securities Purchase Agreement dated July 14, 2005, by and between GMX Resources Inc. and the Investors

10.2 Form of Registration Agreement dated July 15, 2005, by and between GMX Resources Inc. and the Investors

99.1              Company Press Release dated July 14, 2005


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              GMX RESOURCES INC.




Date:       July 18, 2005     By: /s/ Ken L. Kenworthy, Sr.
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                                  Ken L. Kenworthy, Sr., Chief Financial Officer
















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                                INDEX TO EXHIBITS






Exhibit No.       Description
-----------       -----------

10.1 Form of Securities Purchase Agreement dated July 14, 2005, by and between GMX Resources Inc. and the Investors

10.2 Form of Registration Agreement dated July 14, 2005, by and between GMX Resources Inc. and the Investors

99.1              Company Press Release dated June 14, 2005